Exhibit 10.1

Execution Version

FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 13, 2021 by SESI, L.L.C., a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), SESI Holdings, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”), each of the undersigned Guarantors (together with the Borrower and Parent, the “Loan Parties”), each of the undersigned Lenders, each Issuing Lender and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders.

R E C I T A L S

A.    The Borrower, the Parent, the Administrative Agent, the Lenders and the Issuing Lenders are parties to that certain Credit Agreement, dated as of February 2, 2021 (the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested that the Lenders consent to an extension until June 1, 2021 for the period specified in Section 6.1(a)(ii) to deliver the (i) the consolidated unaudited balance sheets of Superior Topco and its consolidated subsidiaries and (ii) the consolidated profit and loss statements of Superior Topco and its consolidated subsidiaries, in each case, for the fiscal quarter ending March 31, 2021 (the “Q1 Financials Extension Request”).

D.    The Borrower has notified the Lenders that Superior TopCo may be unable to deliver to the SEC its quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2021 (the “Q1 10-Q”), within the time period required by the Securities Exchange Act of 1934 and the SEC (the “Q1 10-Q Deadline”).

C.    The Borrower has further requested that certain amendments and modifications be made to the Credit Agreement.

D.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.

Section 2.     Q1 Financials Extension Request; Waiver.

2.1.     Subject to the occurrence of the First Amendment Effective Date, the Borrower hereby requests, and the Administrative Agent and Lenders constituting at least the Required Lenders, hereby consent to the Q1 Financials Extension Request.

2.2.     Subject to the occurrence of the First Amendment Effective Date, the Borrower hereby requests the waiver of, and Administrative Agent and Lenders constituting at least the Required Lenders hereby waive, compliance with Sections 4.2(a)(ii) and 6.7(a), in each case, solely to the extent arising from the failure of Superior TopCo to deliver the Q1 10-Q by the Q1 10-Q Deadline.

Section 3.     Amendments to Credit Agreement.

3.1.     The Table of Contents is hereby amended to reflect the appropriate page number references and section titles as may be necessary to reflect the changes to the Credit Agreement made by this Amendment.

3.2.     Amendments to Section 1.1. The following definitions are added to Section 1.1 where alphabetically appropriate:

“Payment” has the meaning assigned to such term in Section 10.14.

“Payment Notice” has the meaning assigned to such term in Section 10.14.

3.3.     Amendment to Section 9.6(b). Section 9.6(b) is hereby amended by:

(a)    deleting the second “or” in Section 9.6(b)(iii) and

(b)    adding the following immediately before the phrase “; provided that such indemnity”:

; or (v) any action taken in connection with this Agreement, including, but not limited to, the payment of principal, interest and fees

3.4.     Amendment to Section 9.6(d). Section 9.6(d) is hereby amended by:

Replacing the phrase “any Indemnitee with the phrase “any of the Administrative Agent, the Arrangers, each Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons” and replacing the phrase “such Indemnitee” with the phrase “such Administrative Agent, Arrangers, Issuing Lender and Lender, and such Related Party of any of the foregoing Persons”.

3.5.     Amendment to Article X. Article X is hereby amended by adding the following new Section 10.14:

10.14 Acknowledgement of Lenders and Issuing Lenders.

(a) Each Lender and Issuing Lender hereby agrees that (i) if the Administrative Agent notifies such Lender or Issuing Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or Issuing Lender (whether or not known to such Lender or Issuing Lender), and demands the return of such Payment (or a portion thereof), such Lender or Issuing Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 10.14 shall be conclusive, absent manifest error.

(b) Each Lender and Issuing Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and Issuing Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) The Borrower and each other Loan Party hereby agrees that (i) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender or Issuing Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Lender with respect to such amount and (ii) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.

(d) Each party’s obligations under this Section 10.14 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

Section 4.     Conditions Precedent. This Amendment shall be deemed effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.11 of the Credit Agreement) (such date, the “First Amendment Effective Date”):

4.1.     Execution and Delivery. The Administrative Agent shall have received from the Loan Parties, each Issuing Lender and the Lenders constituting the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

4.2.     Payment of Expenses. The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3.     No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted by Section 9.11 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.     Miscellaneous.

5.1.     Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

5.2.     Ratification and Affirmation; Representations and Warranties. Each Loan Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

5.3.     No Waiver; Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the First Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

5.4.     Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Administrative Agent).

5.5.     NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	SESI, L.L.C.

	By:	/s/ James W. Spexarth
	Name:	James W. Spexarth
	Title:	Vice President and Treasurer

PARENT:	SESI HOLDINGS, INC.

	By:	/s/ James W. Spexarth
	Names:	James W. Spexarth
	Title:	Vice President, Interim Chief Financial Officer, and Treasurer

SUBSIDIARY GUARANTORS:	1105 PETERS ROAD, L.L.C.
COMPLETE ENERGY SERVICES, INC.
CONNECTION TECHNOLOGY, L.L.C.
CSI TECHNOLOGIES, LLC
H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
PUMPCO ENERGY SERVICES, INC.
SPN WELL SERVICES, INC.
STABIL DRILL SPECIALTIES, L.L.C.
SUPERIOR ENERGY SERVICES, L.L.C.
SUPERIOR ENERGY SERVICES-NORTH AMERICA SERVICES, INC.
SUPERIOR INSPECTION SERVICES, L.L.C.
WARRIOR ENERGY SERVICES CORPORATION
WILD WELL CONTROL, INC.
WORKSTRINGS INTERNATIONAL, L.L.C.

	By:	/s/ James W. Spexarth
	Name:	James W. Spexarth
	Title:	Vice President and Treasurer

Signature Page to First Amendment and Waiver to

Credit Agreement

ADMINISTRATIVE AGENT AND	JPMORGAN CHASE BANK, N.A.
LENDER:

	By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Authorized Officer

Signature Page to First Amendment and Waiver to

Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Alexandra Mills
	Name:	Alexandra Mills
	Title:	Vice President

Signature Page to First Amendment and Waiver to

Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Brendan Mackay
	Name:	Brendan Mackay
	Title:	Vice President and Director

Signature Page to First Amendment and Waiver to

Credit Agreement